Kensington Dynamic Growth Fund

Schedule of Investments (Unaudited)
March 31, 2023

Description	Shares	Value
Exchange-Traded Funds - 96.8%
Equity - 96.8%
Invesco QQQ Trust Series 1	1,049,900	$336,944,407
iShares Russell 1000 Growth ETF	385,000	94,067,050
Vanguard Growth ETF	380,100	94,812,144
Vanguard Mega Cap Growth ETF	460,700	94,217,757
Vanguard S&P 500 ETF	885,300	332,934,771
Total Exchange-Traded Funds
(Cost $909,459,104)		952,976,129

SHORT-TERM INVESMENT - 2.9%
Money Market Deposit Account - 2.9%
U.S. Bank NA, 4.800% (a)
(Cost $28,078,542)	28,078,542	28,078,542

Total Investments - 99.7%
(Cost $937,537,646)		981,054,671
Other Assets in Excess of Liabilities, Net - 0.3%		3,061,398
Total Net Assets - 100.0%		$984,116,069

(a)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of March 31, 2023.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$952,976,129	$-	$-	$952,976,129
Short-Term Investment	28,078,542	-	-	28,078,542
Total Investments	$981,054,671	$-	$-	$981,054,671

Refer to the Schedule of Investments for further information on the classification of investments.